November 21, 1996

Via Facsimile and Regular Mail

The Balcor Company
Attn: James E. Mendelson
2355 Waukegan Road
Suite A200
Bannockburn, IL  60015

     Re: Agreement of Sale dated August 26, 1996 ("Agreement") by and between Templeton Investors, an Illinois limited partnership ("Seller") and Griffis/Blessing, Inc. a Colorado corporation or qualified assigns ("Purchaser")

Dear Mr. Mendelson:

     This letter memorializes the Purchaser's understanding that the Seller has agreed to extend the November 25, 1996 date specified in Paragraph 5 and Paragraph 6 of the First Amendment to the Agreement and Escrow Agreement dated November 1, 1996, by and between the Seller and the Purchaser ("Amendment"), to December 6, 1996.

     Accordingly, the phrase "November 25, 1996" as used in the Amendment is hereby amended to mean "December 6, 1996".

     This letter shall amend the Agreement, Escrow Agreement, and Amendment, and except as otherwise set forth herein, the parties ratify and reaffirm the terms and provisions of the Agreement, Escrow Agreement and Amendment.

     We appreciate your cooperation. Please execute below where appropriate and return a copy to my attention via facsimile.

     Should you have any questions, please do not hesitate to call me.

                              Sincerely yours,

                              BRADEN, FRINDT, STINAR & STAGEMAN, LLC

                               /s/ Gilbert G. Weiskopf
                              ---------------------------------------
                                   Gilbert G. Weiskopf

GGW:slk
Enclosures
cc:  Ian Griffis
     Morton Poznak, Esq.
     Turner Smith
     Rick Saas, Esq.

     The undersigned, on behalf of Seller, hereby consents to and acknowledges the terms and content of this letter.



DATE:  11/21/96                    By: /s/ James E. Mendelson
      ----------                      -------------------------------------
                                           James E. Mendelson
                                           Authorized Representative

December 6, 1996

Via Facsimile and Regular Mail

The Balcor Company
Attn: James E. Mendelson
2355 Waukegan Road
Suite A200
Bannockburn, IL  60015

     Re: Agreement of Sale dated August 26, 1996 ("Agreement") by and between Templeton Investors, an Illinois limited partnership ("Seller") and Griffis/Blessing, Inc. a Colorado corporation or qualified assigns ("Purchaser")

Dear Mr. Mendelson:

     This letter memorializes the Purchaser's understanding that the Seller has agreed to extend the December 6, 1996 date specified in Paragraph 5 and Paragraph 6 of the First Amendment to the Agreement and Escrow Agreement dated November 1, 1996, by and between the Seller and the Purchaser ("Amendment"), to December 13, 1996. This date was initially November 25, 1996 as set forth in the Amendment and extended to December 6, 1996 pursuant to my letter to you dated November 21, 1996 ("Letter").

     Accordingly, the phrase "December 6, 1996" as used in the Amendment and the Letter is hereby amended to mean "December 13, 1996".

     This letter shall amend the Agreement, Escrow Agreement, and Amendment, and except as otherwise set forth herein, the parties ratify and reaffirm the terms and provisions of the Agreement, Escrow Agreement and Amendment.

     We appreciate your cooperation. Please execute below where appropriate and return a copy to my attention via facsimile.

     Should you have any questions, please do not hesitate to call me.

                              Sincerely yours,

                              BRADEN, FRINDT, STINAR & STAGEMAN, LLC

                               /s/ Gilbert G. Weiskopf
                              --------------------------------------
                                   Gilbert G. Weiskopf

GGW:slk
Enclosures
cc:  Ian Griffis
     Morton Poznak, Esq.
     Turner Smith
     Rick Saas, Esq.

     The undersigned, on behalf of Seller, hereby consents to and acknowledges the terms and content of this letter.




DATE:  12/6/96                     By: /s/ James E. Mendelson
     -----------                      ---------------------------------
                                           James E. Mendelson
                                           Authorized Representative

December 11, 1996

Facsimile (847)-317-4462) & Federal Express
Templeton Investors
c/o The Balcor Company
Attn:  Ilona Adams
2355 Waukegan Road
Suite A200
Bannockburn, IL  60015

Facsimile (713)-242-1144 & Federal Express
Ms. Frances Chetta
Charter Title Company, as agent
 for Lawyers Title Insurance Company
4655 Sweetwater Blvd., Suite 200
Sugar Land, TX  77479

     Re: Agreement of Sale dated August 26, 1996 ("Agreement") by and between Templeton Investors, an Illinois limited partnership ("Seller") and Griffis/Blessing, Inc. a Colorado corporation or qualified assigns ("Purchaser")

Dear Ms. Adams and Ms. Chetta:

     Pursuant to the terms of the Agreement, Escrow Agreement ("Escrow Agreement") dated August 26, 1996 by and between Seller and Purchaser, and the First Amendment to the Agreement and Escrow Agreement dated November 1, 1996 by and between the Seller and Purchaser ("Amendment"), Purchaser hereby formally provides you with written notice of its right to extend the December 18, 1996 "Closing Date" to no later than January 17, 1997. The Purchaser, subject to formal documentation with the Seller, intends to close the transaction January 6, 1997. The Agreement, Escrow Agreement, and Amendment are hereinafter collectively called the "Contract Documents".

     Contemporaneously with this letter, Purchaser has initiated a wire transfer to the account of the Escrow Agent in the amount of $50,000.00 as additional Earnest Money as defined in the Contract Documents. A portion of the Earnest Money in the amount of $325,000.00 remains refundable pursuant to the Contract Documents and my letter to James E. Mendelson dated November 21, 1996.

     Should you have any questions, please do not hesitate to call me.

                              Sincerely yours,

                              BRADEN, FRINDT, STINAR & STAGEMEN, LLC

                               /s/ Gilbert G. Weiskopf
                              --------------------------------------
                                   Gilbert G. Weiskopf

GGW:ce
Enclosure
cc:  Al Lieberman
     Phillip Schechter
     Morton Poznak, Esq.
     Ian Griffis
     Turner Smith
     Rick Saas Esq.
     Gordon Michelson

December 13, 1996

Via Facsimile and Regular Mail

The Balcor Company
Attn: James E. Mendelson
2355 Waukegan Road
Suite A200
Bannockburn, IL  60015

     Re: Agreement of Sale dated August 26, 1996 ("Agreement") by and between Templeton Investors, an Illinois limited partnership ("Seller") and Templeton Apartments, LLC, a Colorado limited liability company ("Purchaser")

Dear Mr. Mendelson:

     This letter memorializes the Purchaser's understanding that the Seller has agreed to extend the December 13, 1996 date specified in Paragraph 5 and Paragraph 6 of the First Amendment to the Agreement and Escrow Agreement dated November 1, 1996, by and between the Seller and the Purchaser ("Amendment"), to December 20, 1996 or earlier as provided below. This date was initially November 25, 1996 as set forth in the Amendment and extended to December 6, 1996, and December 13, 1996, respectively, pursuant to my letters to you dated November 21, 1996 and December 6, 1996 ("Letters").

     Accordingly, the phrase "December 13, 1996" as used in the Amendment and the Letters is hereby amended to mean "December 20, 1996" or earlier as provided below.

     We will advise Phil Schechter on Tuesday, December 17, 1996, as to the status of obtaining written approval by the first lender of the "Secondary Documents" as defined in our commitment with the first lender. In addition, we agree to notify you in the event we obtain written approval from the first lender prior to December 20, 1996 in which case the entire $350,000 Earnest Money as defined in the Agreement, as amended, will become non-refundable.

     This letter shall amend the Agreement, Escrow Agreement, and Amendment, and except as otherwise set forth herein, the parties ratify and reaffirm the terms and provisions of the Agreement, Escrow Agreement and Amendment.

     We appreciate your cooperation and willingness to work with the Purchaser. Please execute below where appropriate and return a copy to my attention via facsimile.

     Should you have any questions, please do not hesitate to call me.

                              Sincerely yours,

                              BRADEN, FRINDT, STINAR & STAGEMEN, LLC

                               /s/ Gilbert G. Weiskopf
                              --------------------------------------
                                   Gilbert G. Weiskopf

GGW:slk
Enclosure
cc:  Ian Griffis
     Morton Poznak, Esq.
     Turner Smith
     Rick Saas Esq.


     The undersigned, on behalf of Seller, hereby consents to and acknowledges the terms and content of this letter.



DATE:  12/13/96                    By:   /s/ James E. Mendelson
     ------------                       -----------------------------------
                                             James E. Mendelson
                                             Authorized Representative

December 20, 1996

Via Facsimile and Regular Mail

The Balcor Company
Attn: James E. Mendelson
2355 Waukegan Road
Suite A200
Bannockburn, IL  60015

     Re: Agreement of Sale dated August 26, 1996 ("Agreement") by and between Templeton Investors, an Illinois limited partnership ("Seller") and Templeton Apartments, LLC, a Colorado limited liability company ("Purchaser")

Dear Mr. Mendelson:

     This letter memorializes the Purchaser's understanding that the Seller has agreed to extend the December 20, 1996 date specified in Paragraph 5 and Paragraph 6 of the First Amendment to the Agreement and Escrow Agreement dated November 1, 1996. by and between the Seller and the Purchaser ("Amendment"), to January 3, 1997. This date was initially November 25, 1996 as set forth in the Amendment and extended to December 6, 1996, December 13, 1996, and December 20, 1996, respectively, pursuant to my letters to you dated November 21, 1996, December 6, 1996, and December 13, 1996 ("Letters").

     Accordingly, the phrase "December 20, 1996" as used in the Amendment and the Letters is hereby amended to mean "January 3, 1997".

     We will continue to advise Phil Schechter as to the status of obtaining written approval by the first lender of the "Secondary Documents" as defined in our commitment with the first lender.

     This letter shall amend the Agreement, Escrow Agreement, and Amendment, and except as otherwise set forth herein, the parties ratify and reaffirm the terms and provisions of the Agreement, Escrow Agreement, Amendment, and Letters.

     We appreciate your cooperation and willingness to work with the Purchaser. Please execute below where appropriate and return a copy to my attention via facsimile.

     Should you have any questions, please do not hesitate to call me.

                              Sincerely yours,

                              BRADEN, FRINDT, STINAR & STAGEMEN, LLC

                               /s/ Gilbert G. Weiskopf
                              --------------------------------------
                                   Gilbert G. Weiskopf

GGW:slk
Enclosure
cc:  Ian Griffis
     Morton Poznak, Esq.
     Turner Smith
     Rick Saas Esq.


     The undersigned, on behalf of Seller, hereby consents to and acknowledges the terms and content of this letter.



DATE:  12/20/96                    By:   /s/ Mark Saturno
     ------------                       -----------------------------------
                                             Mark Saturno
                                             Authorized Representative

                    BRADEN, FRINDT, STINAR & STAGEMAN, LLC
                               Attorneys at Law

                             POST OFFICE BOX 1435
                         102 NORTH CASCADE, SUITE 350
                          COLORADO SPRINGS, CO 80903
                           TELEPHONE (719) 635-4200
                           FACSIMILE (719) 635-2493

                              January 20, 1997

Facsimile (847-317-4462) & Regular Mail
Templeton Investors
c/o The Balcor Company
Attn:  Ilona Adams
2355 Waukegan Road
Suite A200
Bannockburn, IL 60015

Facsimile (713)-242-1144 & Regular Mail
Ms. Frances Chetta
Charter Title Company, as agent
for Lawyers Title Insurance Company
4655 Sweetwater Blvd., Suite 200
Sugar Land, TX 77479

Re: Agreement of Sale dated August 26, 1996 ("Agreement") by and between Templeton Investors, an Illinois limited partnership ("Seller") and Templeton Apartments, LLC, a Colorado limited liability company ("Purchaser")

Dear Ms. Adams and Ms. Chetta:

     Pursuant to the terms of the Agreement, Escrow Agreement dated August 26, 1996 ("Escrow Agreement"), First Amendment to Agreement and Escrow Agreement dated November 1, 1996 ("First Amendment"), and the Second Amendment to Agreement and Escrow Agreement dated January 3, 1997 ("Second Amendment"), all by and between the Seller and Purchaser, Purchaser hereby formally provides you with written notice of its right to extend the January 27, 1997 "Closing Date" to no later than February 27, 1997. The Purchaser, subject to formal documentation with the Seller, intends to close the transaction on or before February 15, 1997. The Agreement, Escrow Agreement, and Amendments are hereinafter collectively call the "Contract Documents".

     Because of the federal holiday, tomorrow Purchaser will initiate a wire transfer to the account of the Escrow Agent in the amount of $50,000.00 as additional "Earnest Money" as defined in the Contract Documents. After disbursement of the additional $50,000, the total Earnest Money held by the Escrow Agent pursuant to the Contract Documents will be $400,000.

Letter to Adams and Chetta
Page 2
January 20, 1997


     Should you have any questions, please do not hesitate to call me.

                                   Sincerely yours,

                                   BRADEN, FRINDT, STINAR & STAGEMEN, LLC

                                   By:   /s/ Gilbert G. Weiskopf
                                        -------------------------------------
                                             Gilbert G. Weiskopf

GGW:ce
Enclosure
cc:  Al Lieberman
     Phillip Schechter
     Morton Poznak, Esq.
     Ian Griffis
     Turner Smith
     Rick Saas, Esq.
     Gordon Michelson